AMR PROJECT

SAN GABAN – CARABAYA
PUNO – PERU

AMR PROJECT PERU S.A.C.
Lima, Av. José Pardo 620 Of. 406 Miraflores
Telephone: 712-0350/9244-6122
Email: amr_projetperu@yahoo.com

PRESENTATION

At the request of Mr. Mario Rotundo, General Manager of AMR Project Peru S.A.C., a geological study was performed of the gold-bearing gravels of the AMR Project mining claim located in the district of Ayapata, province of Carabaya, department of Puno, Peru, during the month of August of this year.

A summary of the work carried out is presented here, as well as the conclusions for its best use.

Lima, September 2007

Sincerely,

[*Illegible signature*]
Dr. Estanislao de la Cruz C., Engineer
EAP 17026

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

AMR PROJECT SAN GABAN AURIFEROUS PROJECT

I INTRODUCTION

The Inambari River is one of the rivers whose basin is considered gold bearing. The first studies carried out on this river come from 1860 with Antonio Raimondi and at the end of the nineteenth and twentieth century by the former CORPS OF MINING ENGINEERS OF PERU (today, INSTITUTE OF MINING ENGINEERS OF PERU), who performed studies throughout Peru, cataloging this river as being rich in gold.

The average grades found at that time were 0.74 grams/m^3 — not very attractive financially, since the price of gold ranged from 29-30 dollars per ounce. Today they fluctuate above 700 dollars (9/5/07) with a rising trend.

This river is different from others in Peru because its grade, as well as its recovery, is better (22-carat gold).

The gold-bearing gravel deposits originate in the high part of the eastern mountain range, origin of the Inambari River and all the tributary rivers located in gold-bearing zones.

Many tests have been performed, as well as innumerable investigations in order to determine the maximum volume to explore, with the minimum grade, best equipment for earthmoving, gold recovery, etc. After all this investigative work, treatment plants were conceived for minimum volumes that, in summary, are a blend of foreign and native technology.

LOCATION
The alluvial mine is found in the district of Ayapata, province of Carabaya, Department of Puno, Peru (Appendices 1 and 2).

ACCESS
The mine is reached by air:
a) Lima – Cuzco (one hour of flight)
b) Lima – Juliaca (one hour of flight)

By land:
c) Cuzco – Urcos – Quincemil – San Lorenzo – mine (eight hours, approximately 200 km)
d) Juliaca – Azangaro – San Gaban – mine (ten hours, approximately 200 km)
The mine zone has abundant vegetation, a year-round warm climate above 20°C, with rains from November to March, hampering mining work.

II PROPERTIES

The mining concessions belong to the AMR PROJECT PERU S.A.C. mining company, represented by Mr. Mario Rotundo, bearer of Alien Registration Card 000324437 with registration No. 11802199 in the Public Registers of Lima, as well as the vertices of the claim, which measure 500 hectares with the following UTM coordinates (Appendix 3):

No.	North	East
1	8524000	358000
2	8522000	358000
3	8522000	357000
4	8521000	357000
5	8521000	356000
6	8524000	356000

The surface property belongs to Mr. Néstor Enríquez Borda, who gave his authorization and consent to AMR PROJECT PERU S.A.C. to carry out the most extensive mining activity within his land (See Appendix 4).

II.1 REGIONAL GEOLOGY

The deposits of gold-bearing gravels in the Inambari system are the result of the deposition of detritus from the geologic layer of the east branch of the Eastern Andes, and they come from the highest parts of these mountains.

Because of its flow volume, the Inambari River is considered among the most important rivers of the Peruvian jungle.

Several gold-bearing mines are located in the high part, which are generous in terms of their high gold production, and work is done underground and in an open pit in gold placers, the main ones being the following:

Santo Domingo Mine (where a sample of 20 kg of gold per ton was recorded in 1896 in a vein with sheets of slate).

Monte Bello Mine.

Sagrario Mine and innumerable gold placers that were worked on land with alluvial deposits.

For millions of years, the gold contained in the primary deposits, whether in veins or in layers (slate and gold-bearing shale), especially in the intrusive rocks and slate of the Sandia formation of the Eastern Range of the Andes, which have been eroded by mechanical and chemical actions, as well as wind, rain, heat and cold, were alternatively eroded and separated from a matrix, then carried away and taken to the river system and its tributaries, transported from the highest parts to the low beaches of the Inambari River. It is easy to suppose that alluvial deposits containing coarse gold have been deposited along this system of rivers, while the gold transported with mud and stone down to the lowest part has been triturated, forming the finest particles (Appendix 5).

II.2 EXPLORATION METHODS

The simplest method that was employed in the explorations was the points method with mesh and a particular plan to cover the claimed area. Wells measuring 2 m x 2 m x 3 m deep were made (Appendix 6).

The results obtained in this manner yielded average grades higher than 2 g/m^3, which proved the project to be profitable; however, more tests and volume determination are necessary, especially deepening the wells down to the bedrock (Appendix 7).
We should point out that the alluvial gold coming from high matrices, whether veins or sheets, always have uniform grades, according to the period in which they have been produced. In other words, if the samplings made have not reached the floor of the deposit, or the bedrock, one can think of a minimum grade of 50% of the grades found in the upper part; however, practical experience in this kind of alluvial mining says the contrary:
greater concentrations of gold are found at greater depths. The quantitative results were obtained gravimetrically with appropriately filtered 50kg samples, counting the number of coarse and fine sparks of gold, complementing these laboratory results with the analysis of the fine sand obtained in the gravimetric filtration (see Appendix 8).

III RESERVES

The mineral reserves have been calculated based on the results of the explorations made by means of points. Due to its geomorphology, purely scientific criteria cannot be applied in this type of alluvial deposit, although practical engineering criteria from our experience can be used. We are considering the sampled surface area and only 3 m of depth, obtaining the following result:

Block 1	350,000 m^2
Block 2	300,000 m^2
Block 3	50,000 m^2
Block 4	50,000 m^2
Block 5	30,000 m^2
Block 6	500 m^2
Block 7	500 m^2
Total:	781,000 m^2
Height:	3 m

Cubic meters calculated	:	2,343,000 m^3
Average gold grade	:	2.1 g x m^3

The lab results for the resulting fine sands, concentrated by gravimetric filtration, yielded the following results:

Gold	:	2.06%
Iron (Magnetite)	:	47.4%
Titanium	:	1.65%
Lead	:	0.24%
Zinc	:	0.29%
Chromium	:	330 ppm
Tin	:	7800 ppm
Tungsten	:	2940 ppm
Yttrium	:	790 ppm

(See Appendix 8)

IV ECONOMIC GEOLOGY

According to the estimated reserves, there is a quantity of 4,920,300 g of fine gold that, with a value of 20 dollars per gram, gives us a gross value of 98,406,000 dollars.
The value of 1 m^3 = 2.1 grams x 20 dollars at 80% = US$ 33.60.
The value among cesium, titanium, zircon and rare earth metals is approximately another US$ 33.60.
The cost of mechanized exploration is approx. $7/$m^3$.

Projected profit per m^3 = $33.60 – 7 = $26.60/$m^3$

V EXAMPLE OF ALLUVIAL GOLD MINING FROM A RIVER OF THE PERUVIAN COST (Appendix 9)

VI CONCLUSIONS

- According to the samplings, it has been established that there is gold suitable for mining in a profitable manner.
- There are sufficient reserves to ensure a minimum operation of many years.
- More studies are required, especially on heavy metals and rare earth metals, because they also have good prices currently.

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

APPENDICES

INGEMMET — INVENTARIO DE DERECHOS MINEROS — **HOJA : 27-V**


24
3
-15
16
31
22
30
41
8529
25
23
8527
20
29
39
8525
13
8523
2
4
11
8521
17
6
10
14
8519
19
26
18
5
12
8517
9
28
34
40
27
8515
35
33
350
352
354
32
7
356
358
360
362
364

ING. ESTANISLAO DE LA CRUZ C.
COLEGIO DE INGENIEROS DEL PERÚ · 1962 ·
CIP. 17026

LEYENDA	
▭	DERECHOS MINEROS EN TRAMITE
▭	DERECHOS MINEROS TITULADOS
▭	DERECHOS MINEROS EXTINGUIDOS
	PLANTAS DE BENEFICIO, CANTERAS, OTROS

ESCALA 1 : 100000

N

CLÁUSULA DE SALVAGUARDA La información sobre Áreas Reservadas a la Actividad Minera (Áreas Naturales, Zonas Urbanas y de Expansión Urbana, Zonas Arqueológicas, Proyectos Especiales, Reserva Turística y otras) que grafican en el plano catastral, tienen CARÁCTER REFERENCIAL, toda vez que su administración corresponde a otras entidades. Su actualización se efectúa de acuerdo a la información que dichas Entidades envían al INGEMMET

SECTOR ENERGÍA Y MINAS
INSTITUTO GEOLÓGICO MINERO Y METALÚRGICO
DIRECCION DE CATASTRO MINERO

PLANO: INVENTARIO DE DERECHOS MINEROS		
HOJA: MASUCO	DATUM: PSAD 56	
CODIGO: 27-V	ZONA: 19	
TAMAÑO: A-4	ZONA CATASTRAL: [illegible]	Ing. [illegible] Director de Catastro Minero Instituto Geológico Minero y Metalúrgico
FECHA: 21 August 2007	ELABORADO POR: GUIDO VALDIVIA PONCE	


RÍO INAMBARI
RÍO CHASPA
PUERTO MANIGA
PRIMERO DE MAYO

ESTUDIO DE EXPLORACION ORO ALUVIAL

MINA AMR

UBICACIÓN: AYAPATA-CARABAYA-PUNO-PERU
TITULAR: AMR PROJECT PERU SAC
ING. ESTANISLAO DE LA CRUZ C.-CIP. 17026
FECHA: AGOSTO 2007.
ESCALA: 1:100,000.

CHARTER: 27-V

MINING RIGHTS INFORMATION

Date: 8/21/2007

No.	CODE	STATUS	NAME	OWNER (referential)	MATTER	HECTARE	DEPARTMENT	PROVINCE	DISTRICT
1	040002807	M.R. in process L.D. 708	8 DE DICIEMBRE SIETE	VICTOR BARRETO NOBLEGA	M	100.00	PUNO	CARABAYA	AYAPATA
2	040011303	M.R. Granted L.D. 708	ACUARIO	HIPOLITO GARATE LASTEROS	M	100.00	PUNO	CARABAYA	AYAPATA
3	040022904	M.R. Granted L.D. 708	ALTAMIRA I	JUAN PABLO NINA HUARCA	M	600.00	PUNO	CARABAYA	AYAPATA
4	050001506	M.R. Granted L.D. 708	AMR PROJECT	AMR PROJECT PERU S.A.C.	M	500.00	PUNO	CARABAYA	AYAPATA
5	070018205	M.R. Granted L.D. 708	APUJURURO	GABY ELIZABETH SUMERINDE CALSINA	M	100.00	PUNO	CARABAYA	SAN GABAN
6	080006505	M.R. Granted L.D. 708	CCAPAC MAYO I	S.M.R.L. CCAPAC MAYO I	M	200.00	PUNO	CARABAYA	SAN GABAN
7	070005605	M.R. Granted L.D. 708	CLAUDIA 2005	CLAUDIA APUCUSI MAMANI	M	100.00	PUNO	CARABAYA	SAN GABAN
8	070024007	M.R. in process L.D. 708	COCOLISO I	MARIA QUISPE ENRIQUEZ	M	300.00	PUNO	CARABAYA	AYAPATA
9	070007103	M.R. Granted L.D. 708	CONDOR PASA TRES	JESUS MANUEL YANARICO OROCHE	M	200.00	PUNO	CARABAYA	SAN GABAN
10	070006504	M.R. Granted L.D. 708	DINO ARMANDO II	JULIO JAQQUEHUA GUTIERREZ	M	100.00	PUNO	CARABAYA	AYAPATA
11	040003105	M.R. Granted L.D. 708	EDSON ALFREDO	NICANOR CHAMBI MAMANI	M	200.00	PUNO	CARABAYA	AYAPATA
12	040009906	M.R. in process L.D. 708	FIORELA 1	ABDON SINEN PUMA PARICAHUA	M	200.00	PUNO	CARABAYA	SAN GABAN
13	010200294	M.R. Granted L.D. 708	GALLO DE ORO	CRISOLOGO QUISPE MISME	M	800.00	PUNO	CARABAYA	AYAPATA
14	070004206	M.R. Granted L.D. 708	GOYO I	GREGORIO JAQQUEHUA GUTIERREZ	M	100.00	PUNO	CARABAYA	AYAPATA
15	040003502	M.R. Granted L.D. 708	HADERLY GRANDE	ROSARIO VILMA MONTESINOS DE MELINC	M	200.00	PUNO	CARABAYA	AYAPATA
16	090003200	M.R. Granted L.D. 708	JEANNE LINDA	S.M.R.L. JEANNE LINDA	M	100.00	PUNO	CARABAYA	AYAPATA
17	040009200	M.R. Granted L.D. 708	JEANNE LINDA II	S.M.R.L. JEANNE LINDA II	M	100.00	PUNO	CARABAYA	AYAPATA
18	040002105	M.R. Granted L.D. 708	JEANNE LINDA XIX	S.M.R.L. JEANNE LINDA XIX	M	400.00	PUNO	CARABAYA	SAN GABAN
19	040005605	M.R. Granted L.D. 708	JEANNE LINDA XX	MERY CELIA PUMA PARICAHUA	M	400.00	PUNO	CARABAYA	SAN GABAN
20	040005605	M.R. Granted L.D. 708	JEANNE LINDA XXII	JORGE MENDOZA QUISPE	M	200.00	PUNO	CARABAYA	AYAPATA
21	070016505	M.R. in process L.D. 708	JIREH TV	TEODORO LAZARO BETETA GALARZA	M	500.00	PUNO	CARABAYA	SAN GABAN
22	070050904	M.R. Granted L.D. 708	LONG FEY	YULI ESMERALDA BALDARRAGO NINA	M	100.00	PUNO	CARABAYA	AYAPATA
23	17002938X01	M.R. Granted L.D. 109	MARCO No. 4	GREGORIA JAQQUEHUA GUTIERREZ	M	200.00	PUNO	CARABAYA	AYAPATA
24	040007803	M.R. Granted L.D. 708	MESON DOS	ISBAEL MENDOZA ATAUCURI	M	600.00	CUZCO	QUISPICANCHI	CAMANTI
25	040005302	M.R. Granted L.D. 708	PERCY 2002	IRENE SUMERINDE MAMANI	M	200.00	PUNO	CARABAYA	AYAPATA
26	010125297	M.R. Granted L.D. 708	RECA 1	CORPORACION MINERA MARIO S.A.	M	1000.00	PUNO	CARABAYA	AYAPATA
27	010125397	M.R. Granted L.D. 708	RECA 2	CORPORACION MINERA MARIO S.A.	M	600.00	PUNO	CARABAYA	SAN GABAN
28	070017005	M.R. Granted L.D. 708	RENOVACION 05	EDITH SUMERINDE CALSINA	M	500.00	PUNO	CARABAYA	SAN GABAN
29	040004505	M.R. in process L.D. 708	RENOVACION XVI	AUREA CALSINA YANAPA	M	348.35	PUNO	CARABAYA	AYAPATA
30	040008399	M.R. Granted L.D. 708	RESURRECCION	S.M.R.L. RESURRECCION	M	100.00	PUNO	CARABAYA	AYAPATA
31	040010202	M.R. Granted L.D. 708	RESURRECCION I	ROSARIO VILMA MONTESINOS DE MELINC	M	100.00	PUNO	CARABAYA	AYAPATA
32	070005705	M.R. Granted L.D. 708	RICARDO 2005	RICARDO GUTIERREZ APUCUSI	M	100.00	PUNO	CARABAYA	SAN GABAN
33	010197505	M.R. Granted L.D. 708	RIO ROJO	CORPORACION MINERA MARIO S.A.	M	200.00	PUNO	CARABAYA	SAN GABAN
34	040008405	M.R. Granted L.D. 708	ROBERT 1	ROBERTO QUISPE MENDOZA	M	100.00	PUNO	CARABAYA	SAN GABAN
35	040007905	M.R. Granted L.D. 708	RODRIGO RUBEN	S.M.R.L. RODRIGO RUBEN	M	300.00	PUNO	CARABAYA	SAN GABAN
36	040009806	M.R. in process L.D. 708	RUDY	MERY CELIA PUMA PARICAHUA	M	200.00	PUNO	CARABAYA	AYAPATA
37	010031907	M.R. in process L.D. 708	SHILOBET	RUTH ANGELICA BETETA GALARZA	M	100.00	PUNO	CARABAYA	AYAPATA
38	010032107	M.R. in process L.D. 708	SHILOBET UNO	RUTH ANGELICA BETETA GALARZA	M	100.00	PUNO	CARABAYA	AYAPATA
39	070012102	M.R. Def. Pub. L.D. Rdmpt.	TANTAMAYO	S.M.R.L DYDIER	M	700.00	PUNO	CARABAYA	AYAPATA
40	040001205	M.R. Granted L.D. 708	TRIFON 3T	TEODORO LAZARO BETETA GALARZA	M	400.00	PUNO	CARABAYA	SAN GABAN
41	040004905	M.R. Granted L.D. 708	YAWARMAYO F1	MARYLIN RIVERA ARAMBURU	M	100.00	PUNO	CARABAYA	AYAPATA

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

Appendix 1

POPULATION 1940 – 2005
(Habitants)


Population (in thousand)
1.200
800
400
0
1.080
1.270
1940
1961
1972
1981
1993
2005
Years

DISTRITAL DENSITY 2000 *
(Habitants / Km²)


Perú
63.800,0
Puno
378,72
37,04
14,33
5,37
0,02
0
No data
* Logarithmic Scale


Azángaro River
Arapa Lake
Ramis River
Grande River
Lampa River
PUNO
Titicaca Lake

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

ALLUVIAL GOLD EXPLORATION STUDY
AMR MINE

LOCATION: AYAPATA-CARABAYA-PUNO-PERU
OWNER: AMR PROJECT PERU S.A.C.
ESTANISLAO DE LA CRUZ C., ENGINEER – EAP **17026**
DATE: AUGUST 2007
SCALE: 1:100,000

[*Illegible stamp*]

SUNARP
NATIONAL SUPERINTENDENCE OFFICE OF PUBLIC REGISTRIES

REGISTRY ZONE No. IX, LIMA BRANCH
LIMA REGISTRY OFFICE
Certificate No.: 11802199

REGISTRATION OF CORPORATIONS
AMR PROJECT PERU S.A.C.

real estate, purchase, sell, donate, exchange, mortgage, pledge, encumber, grant usufruct, use, transmit and receive possession, establish and cancel easements, cancel and raise guarantees, exercising the corresponding actions with respect to them. h.- enter into loans for consumption, gratuitous bailment contracts, bailment contracts, leases and subleases for personal property or real estate and, in general, all kinds of contracts, whether registered by name or not, agreeing on their terms and conditions; likewise, it may give, receive, renew, cancel, compensate, write off, consolidate and assign rights and loans; collect and receive sums of money and grant the corresponding receipts and releases. i.- enter into all types of contracts and bank and financial operations, open and close all kinds of accounts, make deposits and withdrawals, draw and overdraw against them, give instructions to said entities, approve and disapprove account statements, make deposits by any method, request overdraws, advances on account, lines of credit and documentary credit, purchase safe deposit boxes, open and close them, request letters of credit, grant guarantees and bonds, draw, sign, endorse, accept, reject, renew, cancel, collect, guarantee, protest, discount bills of exchange, checks, vouchers, promissory notes and, in general, all securities. j.- enter into financial lease agreements under any method, with or without guarantee, and refinance them, take out insurance, endorse policies and cancel them, as well as collect the corresponding compensation, negotiate, obtain, process and endorse bills of lading and other shipping, storage or foreign trade documents in general, including warrants and warehouse receipts, negotiate, purchase and sell all kinds of securities. k.- participate in bids and public and private competitions, retrieve the conditions, request clarifications and consultations, sign the necessary documents to comply with the formalities in accordance with the conditions and regulations, intervene in the act of bidding itself, pending clarifications to be made and present the texts that it deems relevant, sign the necessary contracts to that effect, intervene in the execution of the contracts, present the valuations and other demands particular to these processes and substitute and reassume these powers when it deems appropriate. l.—produce the annual balance sheet project.

FINANCIAL STATEMENTS AND APPROPRIATION OF PROFITS: According to Articles 221 and following of the General Corporations Law.

Process for the Dissolution and Liquidation of the Company: According to the General Corporations Law.

MARIO ROTUNDO is appointed CHIEF EXECUTIVE OFFICER.

The title was presented on 10/10/2005 at 10:22:56 AM, under No. 2005-00492285 of Daily Register 0467. Fees: S/. 304.63, to be returned: S/. 22.37, with Receipt Number(s) 00026991-07.-LIMA, October 10, 2005.

[*Illegible signature*]
MIGUEL A. DELGADO VILLANUEVA
Public Registrar
Registry Office of Lima and Callao

[*Illegible stamp with signature and date of* 11 OCT 2005: I CERTIFY that this copy is a faithful reproduction . . . which I have had before me . . . RICARDO . . . CASTRO . . .]

Page Number 2

Resolution of the National Superintendent of Public Registries No. 124-97-SUNARP

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

REPUBLIC OF PERU
ENERGY AND MINING SECTOR

NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE
(INSTITUTO NACIONAL DE CONCESIONES Y CATASTRO MINERO – INACC)

	Fifty-five
PAGES	Words: 55
	Numbers:

CERTIFICATE No. 7996-2006-INACC-UADA

THE DIRECTOR OF THE DOCUMENTARY ADMINISTRATION AND ARCHIVE UNIT OF THE NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE

CERTIFIES:

That Administrative Resolution No. 004631-2006-INACC/J, dated October 25, 2006, granting the TITLE of "AMR Project" Mining Concession Code No. 050001506, is APPROVED on December 6, 2006.

This certificate is hereby issued under the report of Mining Concessions granted in the month of October 2006 and published in the Official Journal "El Peruano" on November 15, 2006, in conformance with Art. 124 of the Codified Single Text of the General Mining Act approved by Supreme Decree 014-92-EM, and Supreme Decree 018-92-EM, Art. 24.

Lima, December 11, 2006

[*Illegible signature*]
JOSÉ ANTONIO NINA ROMERO
Director of the Documentary Administration Unit and Archive

[*Stamp:* NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE / I CERTIFY THAT THIS PAGE IS A TRUE COPY OF THE DOCUMENT FILED IN THE MAIN FILE - 14 DEC 2006 / [*Illegible signature*] / MARITZA FERNÁNDEZ]

[*Stamp:* National Institute of Concessions and Mining Cadastre / DOCUMENTARY ADMIN. UNIT AND ARCHIVE / REPUBLIC OF PERU]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

SUNARP
NATIONAL SUPERINTENDENCE OFFICE OF PUBLIC REGISTRIES

Registration Zone No. XII - Arequipa Branch
Arequipa Registration Office

[*Stamp:* Registration Zone No. IX - Lima Branch / COURT REGISTRY OFFICE / MINING / 4 JAN 2007 / SUBMITTED / REGISTRATIONS]

REGISTRATION ANNOTATION

TITLE No. 00083097 **DATE: 12/15/2006**

AMR PROJECT OPERATION RIGHTS (05-00015-06), held by **AMR PROJECT PERU S.A.C.** are recorded in Entry: 0001 Line Item(s): 11086449. Fees: S/. 452.00. Receipt No. 00005792. File 2006-83097. Arequipa, December 27, 2006

[*Stamp:* National Institute of Concessions and Mining Cadastre / DOCUMENTARY ADMIN. UNIT AND ARCHIVE / REPUBLIC OF PERU]

[Firma] J. PERALTA ARANA / PUBLIC REGISTRAR / REGISTRY ZONE NO. XII – AREQUIPA BRANCH]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

SUNARP
NATIONAL SUPERINTENDENCE OFFICE OF PUBLIC REGISTRIES

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All Registries (Except the Motor Vehicle Registry and the Fiscal Registry of Installment Sales)
Elec. Record or File No.
Volume: Page: Entry:
Archived Title No.: Date:

Motor Vehicle Registry and Fiscal Registry of Installment Sales

License Plate No.
Motor No. Series No. (Chassis):
Entry or File No.:

[*unclear month*] [*unclear day*], 20[*unclear year*]

Signature or Fingerprint of Applicant

(*) This service is only provided when the information is located in a registry office that is interconnected with the one from which the publicity service is requested, aside from those processed via the Receiving Office.
(**) When the requested certificate is referred to more than one person, please attach the names and other information deemed necessary on a bond A4 sheet (original and copy).
Note: The certificates to be delivered to the applicants will be kept for 3 months, calculated from the date of reception of the application by the Registry Office.

No. 610289

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

ENERGY AND MINING SECTOR
NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE

MINING CONCESSION EXPLORATION CLAIM

1.- EXPLORATION CLAIM INFORMATION

Name: **AMR PROJECT**; Code: 05-00015-06; Date and Time of presentation: 01/06/2006, 12:55:00; HECTARES: 500.0000; Classification: Metallic; UTM Coordinates of the vertices of the exploration claim (expressed in thousands).

V01: **N8 524 E358;** V02: **N8 522 E358;** V03: **N8 522 E357;** V04: **N8 521 E357;** V05: **N8 521 E356;** V06: **N8 524 E356**

2.- EXPLORATION CLAIM LOCATION

District AYAPATA, Province CARABAYA, Department PUNO; Name and Page Number of the National Charter: MASUCO 27-V; Zone: 19.

3.- OWNER INFORMATION

Name: AMR PROJECT PERU S.A.C. Address: AV. JOSÉ PARDO No. 620 OF. 460; District: MIRAFLORES; Province: LIMA; Department: LIMA.

Lima, 12 MAY 2006

[*Illegible signature*]
Dr. Ángel Chávez Mendoza
General Director of Mining Concessions
National Institute of Concessions and Mining Cadastre

[*Stamp:* National Institute of Concessions and Mining Cadastre / Mining Concessions / Republic of Peru]

ENERGY AND MINING SECTOR
NATIONAL INSTITUTE OF CONCESSIONS AND MINING CADASTRE
MINING CONCESSION EXPLORATION CLAIM

1.- EXPLORATION CLAIM INFORMATION

Name: AMR PROJECT; Code: 05-00015-06; Date and Time of presentation: 01/06/2006, 12:55:00; HECTARES: 500.0000; Classification: Metallic; UTM Coordinates of the vertices of the exploration claim (expressed in thousands).
V01: N8 524 E358; **V02:** N8 522 E358; **V03:** N8 522 E357; **V04:** N8 521 E357; **V05:** N8 521 E356; **V06:** N8 524 E356

2.- EXPLORATION CLAIM LOCATION

District AYAPATA, Province CARABAYA, Department PUNO; Name and Page Number of the National Charter: MASUCO 27-V; Zone: 19.

3.- OWNER INFORMATION

Name AMR PROJECT PERU S.A.C., Address: AV. JOSÉ PARDO No. 620 OF. 406; District: MIRAFLORES; Province: LIMA; Department: LIMA.

Lima, May 12, 2006

Ángel Chávez Mendoza
General Director of Mining Concessions
National Institute of Concessions and Mining Cadastre

002-FA-0500630-1 1v. 7 June

Appendix 3
Sheet : 27-V

INVENTORY OF MINING RIGHTS



8529
8527
8525
8523
8521
8519
8517
8515
350
352
354
356
358
360
362
364
24
16
31
45
22
30
41
25
20
39
13
4
17
27
33
35

Legend	Scale 1:100000	Energy and Mining Sector Instituto Geológico Minero y Metalúrgico Mining Cadastre Office		
Mining rights pending		Plan Inventory of Mining Rights		
Mining rights with title	N ↑	Page MASUCO		Ing. Henry Luna Cordova Director of Mining Cadastre Instituto Geológico Minero y Metalúrgico
Mining rights expired		Code 27-V	Zone 19	
Benefit plants, mine, other		Size A1	Cadastral Zone 19W-V	
		Date 21 August 2007	Prepared by: Guido Valdivia Ponce	

Disclaimer: The information about areas restricted to mining activity (natural areas, urban zones and urban expansion zones, archaeological zones, special projects, tourist reservation and others) appearing on the cadastre plan are for reference only, and their administration is the responsibility of other entities. Their [illegible] is performed according to the information provided to INGEMMET by the above mentioned entities.

CONSENT AND SWORN STATEMENT

It is hereby certified by this document that I, the undersigned **Néstor Enríquez Borda**, Peruvian, identified with National ID 29364232, with residence in the Department of Puno, Carabaya Province, San Gabán District, Zindi Trinchera Farm, having an area of 2,000 hectares located in the Limacpampa sector of the San Gabán district, Province of Carabaya, Department of Puno in adjudication for forestry purposes, which is enclosed in the polygon determined by vertices with the following coordinates: A.(N)8,524,000 - (E)363,000; B.- (N)8,520,000 - (E)363,000; C.- (N)8,520,000 - (E) 360,000; D.- (N)8,522,000 - (E)360,000; E.- (N)8,522,000 - (E)356,000; y F.- (N)8,524,000 - (E)356,000, which are found within sheet 27 V of the National Charter, and over which I exercise ownership rights and carry out economic forestry activities, **give full and absolute authorization and voluntary consent** to **AMR PROJECT PERU S.A.C.**, represented by Mr. Mario Rotundo, identified with Passport No. BC251295, so he may appeal before the relevant authorities for the purpose of requesting a Mining Concession of a part or the whole of said land and carry out extensive mining activity thereon, with no opposition on my part and with full support.

I sign this **CONSENT AND SWORN STATEMENT** so AMR PROJECT PERU S.A.C. may present it before the authorities that require it for the procedures that must be carried out to secure the Mining Concession or other transactions.

Lima, October 27, 2005

[*Illegible signature*]
NÉSTOR ENRÍQUEZ BORDA
NATIONAL ID 29364232

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

PRIVATE CONTRACT FOR MINING OPERATION

This document sets forth the contract entered into by mutual agreement between Mr. **Néstor Enrique Borda**, Peruvian, identified with National ID 29364232, with residence in the Department of Puno, Carabaya Province, San Gabán District, Zindi Trinchera Farm, hereinafter called the **OWNER**, and on the other hand **AMR Project Peru S.A.C.**, registered in the Corporations Registry of the National Superintendence Office of Public Registries – Lima Office, on electronic record No. 11802199, represented by Mr. Mario Rotundo, of Canadian nationality, with passport No. BC 251295 with an address at Av. Javier Prado 620, office 406, Miraflores district, Lima, hereinafter called the **COMPANY**. This Contract is established on the following terms:

ONE.- The OWNER of the surface land has an area of 2,000 hectares located in the Limacpampa sector of the San Gabán District, Carabaya Province, Department of Puno, in adjudication for forestry purposes, which is enclosed in the polygon determined by vertices with the following coordinates: A.- (N)8,524,000 - (E)363,000; B.- (N)8,520,000 - (E)363,000; C.- (N)8,520,000 - (E)360,000; D.- (N)8,522,000 - (E)360,000; E.- (N)8,522,000 - (E)356,000; y F.- (N)8,524,000 - (E)356,000, which are found within sheet 27 V of the National Charter.

TWO.- The OWNER of the surface land exercises his right of ownership over said land, carrying out various economic activities, on the surface.

THREE.- By means of this CONTRACT, the OWNER gives full and absolute authorization and voluntary consent to the COMPANY to carry out the most extensive mining activity within the land described in the first clause of this CONTRACT, for exploration and exploitation of natural resources (gold) in the sub-soil and on the surface.

FOUR.- The COMPANY undertakes to make a payment for the authorization and consent given by the OWNER of the surface land for the COMPANY to be able to carry out mining activities within the land described in the first clause of this CONTRACT. Said payment will be referred to as COMPENSATION.

FIVE.- The COMPANY undertakes to deliver to the OWNER 6% of the gross gold production that is extracted as COMPENSATION. This compensation shall be solely and exclusively on the land described in the first clause. This compensation will be made provided that the requested mining concession is obtained.

SIX.- The OWNER undertakes to make the necessary transactions before the authorities that are required, under the rights that he has over the land described in the first clause, in order for the COMPANY to begin mining operations in the shortest possible period of time.

SEVEN.- The OWNER grants his express consent for the COMPANY to process Mining Concession rights in the name of the COMPANY over the land described in the first clause of this CONTRACT.

EIGHT.- The COMPANY undertakes to initiate the corresponding Mining Concession procedures over the land which is the subject of this CONTRACT, within 45 days from the date of subscription of this document.

NINE.- The Mining Concession rights obtained by the COMPANY over the land described in the first clause may not be transferred in whole or in part to any individual or legal entity without prior consent from the OWNER, with the rights of the OWNER over the lands and the rights acquired as a result of this CONTRACT being preserved in any event.

TEN.- Any rights and obligations arising from the Mining Concession obtained by the Company by virtue of this CONTRACT will be the responsibility of the COMPANY, with the exception of those specified in this document.

ELEVEN.- The rights granted by the OWNER to the COMPANY solely and exclusively involve mining operations and shall not involve any other right or activity without prior consent from the OWNER.

TWELVE.- This contract is of indefinite duration and may only be terminated by mutual agreement of all intervening parties.

THIRTEEN.- Any aspect not considered in this contract shall be resolved by the agreement of all the intervening parties of this CONTRACT or submitted to a settlement process without resorting to legal proceedings.

FOURTEEN.- The parties state that they have freely agreed to sign this contract, and that they have been under no pressure or conditioning.

This contract is executed in two identical counterparts on the 11th day of the month of January of 2006, in the city of Arequipa.

[*Illegible signature*]	[*Signature*: Mario Rotundo]
NÉSTOR ENRÍQUEZ BORDA	MARIO ROTUNDO
National ID 29364232	AMR PROJECTS
OWNER	MANAGER
	PASSPORT No. BC 251295

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

[*Stamp*: I CERTIFY the authenticity of the signature of NESTOR ENRIQUE BORDA and MARIO ROTUNDO. Arequipa, January 11, 2006. / Signed by Dr. GORKY OVIEDO ALARCÓN / NOTARY / LAWYER]

[*Stamp*: Dr. GORKY OVIEDO ALARCÓN / NOTARY / LAWYER]



ESTUDIO DE EXPLORACION ORO ALUVIAL
MINA AMR
UBICACIÓN: AYAPATA-CARABAYA-PUNO-PERU
TITULAR: AMR PROJECT PERU SAC



ESTUDIO EXPLORACION ORO ALUVIAL
MINA AMR
UBICACIÓN: AYAPATA-CARABAYA-PUNO-PERU
TITULAR: AMR PROJECT PERU SAC
ING. ESTANISLAO DE LA CRUZ C.-CIP...17026...
FECHA: AGOSTO 2007
ESCALA: 1:25,000. UBICACIÓN DE POZOS
ING. ESTANISLAO DE LA CRUZ C.
CIP. 17026
8525
8523
8522
356
358
800
600
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

REPUBLIC OF PERU

GENERAL DIRECTORATE OF IMMIGRATION AND NATURALIZATION

[*Stamp:* GENERAL DIRECTORATE OF IMMIGRATION AND NATURALIZATION]

MIGRATORY STATUS: IIA RESIDENT INVESTOR

SURNAMES: ROTUNDO
GIVEN NAMES: MARIO
NATIONALITY: CANADIAN
BIRTH: 30 MAY 1944
EXPIRATION: 13 DEC 2006
PREVIOUS ALIEN REGISTRATION CARD
GENDER: M
MARITAL STATUS: M

[*Signature:* Mario Rotundo]
Signature

ALIEN REGISTRATION CARD No.: 000324437

[*Background:* Republic of Peru]

ANNUAL IMMIGRATION FEE *(TASA ANUAL DE EXTRANJERÍA – TAE)*
RESIDENCE EXTENSION *(PRÓRROGA DE RESIDENCIA -PDR)*

Authorized Signature: [*Illegible signature*]

Machu Picchu - Peru

Passport No.: BC251295
Registration Date: 14 DEC 2005
Issue Date: 15 DEC 2005
Expiration Date: 15 DEC 2010

C<CANROTUNDO<<MARIO<<<<<<<<<<<<<<<<<
0003244375CAN4405304M1012150<<<<<<<4

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

REPUBLIC OF PERU

NATIONAL REGISTRY OF IDENTIFICATION AND CIVIL STATUS

NATIONAL IDENTITY DOCUMENT (DNI)

Unique Identification Code DNI 29364232 [*unclear final letter*]

29364232

Father's Surname
ENRÍQUEZ

Mother's Maiden Name
BORDA

Given Name(s)
NÉSTOR

Birth, Date and Geographical Location Code
02-26-1949 [*unclear*]

Gender Marital Status
M [*unclear*]

Registration Date
[*unclear*]

Issue Date
11 03 2003

Expiration Date
11 03 2009

[*Signature:* Néstor Enríquez Borda]

I<PERENRIQUEZ<<NESTOR<<<<<<<<<<<<<<<
29364232<7PER4902261M0911038<<<<<<<4

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

PROOF OF VOTE
PROOF OF VOTE
PROOF OF VOTE
PROOF OF VOTE
PROOF OF VOTE

PROOF OF VOTE
PROOF OF VOTE

Department
AREQUIPA

Province
AREQUIPA

District
MARIANO MELGAR

Address
CHANCAY 105

Observations

Voting Group 146822
Organ Donation NO

Fingerprint
Right Index

[*Illegible signature*]
Nat. Reg. of Ident. and Civil Status

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

ALLUVIAL GOLD EXPLORATION STUDY

AMR MINE

LOCATION: AYAPATA-CARABAYA-PUNO-PERU
OWNER: AMR PROJECT PERU S.A.C.
ESTANISLAO DE LA CRUZ C., ENGINEER – EAP **17026**
DATE: AUGUST 2007
SCALE: 1:100,000

REPUBLIC OF PERU

LEGEND

ERATEMA	SYSTEM	SERIES	LITHOSTRATIGRAPHIC UNITS			INTRUSIVE ROCKS
CENOZOIC	QUARTERNARY	HOLOCENE	Qh-al	Alluvial Deposit		
		PLEISTOCENE	Qh-t4	Terrace 4 (Terrace Deposits)	Qh-t Undifferentiated Terrace	
			Qh-t3	Terrace 3 (Terrace Deposits)		
			Qh-t2	Terrace 2 (Terrace Deposits)		
			Qh-t1	Terrace 1 (Terrace Deposits)		
			Qp-mds	Member Pariamarca River (Terrace Deposits)	Madre de Dios Fm.	
	NEOGENE	PLIOCENE	N-i	Impururo Fm.		
			PN-ch	Chambira Fm.		
	PALEOGENE		P-p	Pozo Fm.		
			P-y	Yahuarango Fm.		
MESOZOIC	CRETACEOUS	UPPER	Ks-v	Vivian Fm.		
			Ks-ch	Chonta Fm.		Gr Granitoids
		LOWER	Ki-o	Oriente Group		
PALEOZOIC	DEVONIAN SILURIAN		SD-a	Anahea Fm.	Undifferentiated Paleozoic	
	ORDOVICIAN		O-sg	San Gaban Fm.	Pz-i	
			Os-s	Sandia Fm.		
			O-sj	San Jose Fm.		

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

ALLUVIAL GOLD EXPLORATION STUDY
AMR MINE
LOCATION: AYAPATA-CARABAYA-PUNO-PERU
OWNER: AMR PROJECT PERU S.A.C.
ESTANISLAO DE LA CRUZ C., ENGINEER – EAP **17026**
DATE: AUGUST 2007
SCALE: 1:25,000 **LOCATION OF WELLS**

SCALE: 1:25,000

AMR PROJECT PERU S.A.C.
SAMPLING SITES COORDINATES

	N	E	Altitude	Au g/m^3
1.	8524000	356000	450	2.3
2.	8523900	356100	452	1.9
3.	8523800	356100	490	3.1
4.	8523700	356000	500	1.8
5.	8523600	356100	510	0.6
6.	8523500	356000	515	1.3
7.	8523400	356100	505	1.9
8.	8523300	356000	530	0.3
9.	8523200	356000	540	2.1
10.	8523100	356100	550	0.1
11.	8523000	356000	550	5.2
12.	8523900	356300	480	2.2
13.	8523600	356300	500	0.8
14.	8523400	356300	505	0.9
15.	8523200	356300	525	0.6
16.	8523000	356300	550	1.9
17.	8523600	356900	450	1.3
18.	8523600	356600	500	1.1
19.	8523400	356600	520	0.6
20.	8523200	356000	555	0.1
21.	8523000	356600	600	1.1
22.	8522800	356800	650	0.8
23.	8522500	356500	700	2.6
24.	8522200	356200	705	2.1
25.	8521700	356300	800	1.2
26.	8521000	356000	650	3.6
27.	8521000	356500	800	1.1
28.	8521500	356500	870	2.6
29.	8522000	357000	750	1.3
30.	8522200	357000	750	1.4
31.	8522300	357300	700	0.6
32.	8524000	357000	400	4.3
33.	8523700	357000	420	1.9
34.	8523700	357200	405	2.7
35.	8523900	357200	400	7.3
36.	8524000	357200	400	12.0
37.	8524000	357400	480	0.9
38.	8523700	357400	450	1.9
39.	8523700	357800	500	0.6
40.	8523400	357800	500	0.2
41.	8523400	357700	490	3.9
42.	8523000	357800	480	1.5
43.	8523000	358600	530	0.8
44.	8522800	358000	480	6.2
				93.2

Average Au: 2.12 g/m^3

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]


2,00
3.00

Coarse Pebbles larger than 1": 50%
Coarse and Fine Sandstone: 40%
Silt and Clay: 10%
Coarse and Fine Gold
Zirconium
Rutile
Rare Earth Metals

AMR PROJECT PERU S.A.C.
AMR MINE: SAN GABAN

SAMPLING WELL

Estanislao de la Cruz C., Engineer EAP: 17026
September 2007

ALLUVIAL GOLD EXPLORATION STUDY
AMR MINE
LOCATION: AYAPATA-CARABAYA-PUNO-PERU
OWNER: AMR PROJECT PERU S.A.C.
ESTANISLAO DE LA CRUZ C., ENGINEER EAP 17026
DATE: AUGUST 2007

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

A.M.R. PROJECT



Sampling Well 2 m x 2 m x 3 m


2ND WASHPLANT
MAY

COARSE GOLD

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]


RIO INAMBARI
8525
8524
8523
8522
355
356
357
358
BLOCK 1
BLOCK 2
BLOCK 3
BLOCK 4
BLOCK 5
BLOCK 6
BLOCK 7
800
600
ING. ESTANISLAO DE LA CRUZ C.
COLEGIO DE INGENIEROS DEL PERU
CIP. 17026
ESTUDIO EXPLORACION ORO ALUVIAL
MINA AMR
UBICACIÓN: AYAPATA-CARABAYA-PUNO-PERU
TITULAR: AMR PROJECT PERU SAC
ING. ESTANISLAO DE LA CRUZ C.-CIP. 17026
FECHA: AGOSTO 2007
ESCALA: 1:25,000. PLANO DE CUBICACIÓN

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

ALLUVIAL GOLD EXPLORATION STUDY
AMR MINE

LOCATION: AYAPATA-CARABAYA-PUNO-PERU
OWNER: AMR PROJECT PERU S.A.C.
ESTANISLAO DE LA CRUZ C., ENGINEER – EAP **17026**
DATE: AUGUST 2007
SCALE: 1:25,000 **VOLUME DETERMINATION MAP**

SCALE: 1:25,000

OROANDINO S.A.C.
Desorption of activated carbon
Manufacture, Refining and Analysis of Minerals

GRUPO OROANDINO
Nelson Alva C., Engineer
General Manager

Pablo de Olavide 340
Urb. Ind. Panamericana Norte
Independencia, Lima 28 – Peru
(beside Senati)
E-mail nalva@oroandino.com

Telephone	(01) 522-5690 / 486-8788
[*unclear*]	23
Fax	521-6854
Cell	9542-6426 RPM #45683
Nextel	9818*7972

Metallurgical Research and Testing – Process Optimization

Grupo Oroandino S.A.C.
Pablo de Olavide 340
Urb. Ind. Panamericana Norte
Independencia
Lima 28 – Peru
Tel.: (51-1) 486-8788 / 522-5690
Fax: (51-1) 521-6854

METALLURGICAL LABORATORY

ANALYSIS No. 362 LB-07

Date	: 06/16/07
Client	: AMR PROJECT PERU S.A.C.
Material	: **BULLION**
Number of samples	: 02

SAMPLE	Au %	
L-1	91.36	22 CARATS
L-2	99.27	

GRUPO OROANDINO S.A.C.
[*Illegible signature*]
NELSON ALVA CASTILLO
E.A.P. No. 18168

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

Deferred Payment

Banco de Crédito (Credit Bank)
BCP

		Pay on or after	
Lima	06/16/07	06/18/07	US$ 2199.36
Place:	month/day/year	month/day/year	

No. **00000197 4 002 191 1539952179 56**

Pay to the order of AMR PROJECT PERU S.A.C.
TWO THOUSAND ONE HUNDRED NINETY-NINE AND 36/100 American Dollars
ALENCOR S.A.C.

DOI: 20510878443 Signature: [*Illegible signature*]
NON-NEGOTIABLE Name(s) NELSON ALVA CASTILLO / GENERAL MANAGER

Do not sign below this line

::00000197:: 002 191:: 1539952179::

PAGE 1

SALE OF MATERIAL

National ID : 00031659 SALE LB05969

CLIENT : AMR - PROJECT PERU S.A.C.

DATE	OUNCE	LOT	A/F MATERIAL (g)	D/F (g)	A/R MATERIAL (g)	GRADE	TOTAL FINE (g)	PRICE US$/g	TOTAL AMOUNT US$
06/15/2007	653.100	1	47.00	0.00	47.00	0.9136	42.94	20.26	869.95
06/15/2007	653.100	2	66.10	0.00	66.10	0.9927	65.62	20.26	1,329.41
					REVENUE SUBTOTAL		→	US$	2,199.36
					PREVIOUS DISCOUNT		→	US$	0.00
					ADVANCES		→	US$	0.00
					EXPENSES SUBTOTAL		→	US$	0.00
					AMOUNT TO BE PAID		→	US$	2199.36

This will be paid by check on 06/16/07. [*Illegible signature*]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

SALE OF MATERIAL

National ID : 00031659 SALE LB05969

CLIENT : AMR - PROJECT PERU S.A.C.

DATE	OUNCE	LOT	A/F MATERIAL (g)	D/F (g)	A/R MATERIAL (g)	GRADE	TOTAL FINE (g)	PRICE US$/g	TOTAL AMOUNT US$
06/15/2007	653.100	1	47.00	0.00	47.00	0.9136	42.94	20.26	869.95
06/15/2007	653.100	2	66.10	0.00	66.10	0.9927	65.62	20.26	1,329.41
					REVENUE SUBTOTAL		→	US$	2,199.36
					PREVIOUS DISCOUNT		→	US$	0.00
					ADVANCES		→	US$	0.00
					EXPENSES SUBTOTAL		→	US$	0.00
					AMOUNT TO BE PAID		→	US$	2199.36

This will be paid by check on 06/16/07. [*Illegible signature*]

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

PLENGE
LABORATORY

LAB REPORT No. **2757**

Page 1 of 1

CUSTOMER: **AMR PROJECT PERU S.A.C.**	DATE: **September 11, 2007**
	ORDER:
	TEST TYPE: **ICP-MULTIELEMENTS**

DESCRIPTION	CHP CODE	Ag ppm	Al %	As ppm	Ba ppm	Be ppm	Bi ppm	Ca %	Cd ppm	Co ppm
Alluvial Gold Conc.	13396	< 1	0.75	940	170	21	641	0.54	5	< 1

DESCRIPTION	CHP CODE	Cr ppm	Cu %	Fe %	K %	Mg %	Mn %	Mo ppm	Ni ppm	P ppm
Alluvial Gold Conc.	13396	330	0.05	47.4	0.74	0.18	1.33	13	< 2	2600

DESCRIPTION	CHP CODE	Pb %	Sb ppm	Sc ppm	Sn ppm	Sr ppm	Ti %	V ppm	W ppm	Y
Alluvial Gold Conc.	13396	0.24	24	88	7800	20	1.65	18	2940	790

DESCRIPTION	CHP CODE	Zn %	Au %
Alluvial Gold Conc.	13396	0.29	2.06

*Au: F.A. – A.A.

Approval: [*Stamp:* C.H. PLENGE & CO., S.A. / LABORATORY]

The remnants of the samples will be kept for a period of 3 months, during which their owners may pick them up.

Partial reproduction of this report is prohibited without the authorization of C.H. PLENGE & CIA. S.A.

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

A.M.R. PROJECT


2ND HAND TEST

Coarse gold nuggets



FINE GOLD, COARSE GOLD AND CAST GOLD BAR

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

A.M.R. PROJECT



Mr. Romeo congratulating Mr. Mario Rotundo


3RD HAND TEST
2.3 gr.
JUNE 07

COARSE GOLD

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

APPENDIX 9

OPERATION METHOD IN AN ALLUVIAL GOLD MINE OF A RIVER OF THE PERUVIAN COAST, WITH A RELATIVELY LOW GRADE OF GOLD (0.51 G/M^3)

There is the following method:

METHOD "A"

EARTHMOVING EQUIPMENT (LEASED)
OPERATION COSTS

EQUIPMENT & MACHINERY	US$ / HOUR	US$ / MONTH
01 EXCACATOR	75.00 x 7 hours x 3 shifts x 25 days	= $39,375.00
01 L-150 WHEEL LOADER	45.00 x 7 hours x 3 shifts x 25 days	23,625.00
03 DUMP TRUCKS	25.00 x 3 hours x 7 hours x 3 shifts x 25 days	39,375.00
01 FINLAY MACHINERY	MONTHLY RENTAL	14,000.00
02 4 x 4 TRUCKS MONTHLY RENTAL (1,300 EACH)		2,600.00
TOTAL EQUIPMENT RENTAL (MONTH)		$118,975.00

YIELD / PROFITABILITY
A 7-HOUR SHIFT

3 Dump Trucks x 14 m^3 x 4 cycles x 7 hours	=	1,176.00 m^3
Multiplied by 0.51 g/m^3	=	599.76 g
Multiplied by $21.09/g	=	**$12,648.93**

YIELD PER 3-SHIFT PER DAY

$12,648.93 x 3	=	**$37,946.79**

YIELD PER MONTH (25 DAYS)

$37,946.79 x 25	=	**$948,669.75**

SUMMARY

EXPENSES:

EQUIPMENT & MACHINERY	=	$118,975.00
WORKERS	=	7,000.00
FUEL (MOTORIZED PUMPS)	=	3,500.00
FUEL (TRUCKS)	=	3,000.00
TOTAL	=	**$132,475.00**

INCOME: $ 948,669.75

$948,669.75 – 132,475.00 = $816,194.75 (GROSS PROFIT)

NOTE:

THE FOLLOWING (LEASED) EQUIPMENT OR THEIR EQUIVALENTS ARE NEEDED FOR THIS PROJECT:

A CATERPILLAR EXCAVATOR
Brand: Caterpillar
Model: 330
Bucket: 2.20 m^3

A WHEEL LOADER
Brand: Volvo BM
Model: L-150
Bucket: 4.00 m^3

THREE DUMP TRUCKS
Brand: Volvo
Capacity: 14 m^3

A FINLAY SET-UP (SCREENS RIVER MATERIAL)
(It is composed of a Screen, Belts, Water Pump, etc.)

TWO VIBRATING WASHING SCREENS
(They work with water)

TWO CENTRIFUGAL CONCENTRATORS

TWO 4 X 4 DOUBLE CABIN TRUCKS

ADDITIONAL (ONE-TIME) EXPENSES AND PURCHASES:

- Excavator Freight	**US$**	1,500.00
- Wheel Loader Freight		1,300.00
- Two (2) FALCON type (or similar) Centrifuge Set-ups to Process Gold ($24,000 each)		48,000.00
- Two (2) Vibrating Screens ($9,200 each)		18,400.00
- Three (3) High-Pressure Motorized Pumps		3,000.00
- 200 meters of hose		600.00
- Nipples, elbows, etc.		100.00
- A generator set		600.00
- Camp construction		2,000.00
- Kitchenware		200.00
- Beds, blankets		600.00
- Cooler		500.00

- Table and benches		150.00
- Supplies for 10 days		500.00
SUBTOTAL	**US$**	77,450.00
CONTINGENCIES 10%		7,745.00
TOTAL EXPENSES	**US$**	85,195.00

OPERATIONAL SUMMARY FOR METHOD "A"

An excavator extracts the material and loads the THREE DUMP TRUCKS; the material is transported and thrown to the floor near the Hopper of a FINLAY SET-UP; A WHEEL LOADER supplies the Finlay Set-up at a rate of 170 m^3/hr or more. Two products come out of this operation:

A) 4" x ¼" GRAVEL that is eliminated by a Conveyor Belt.
B) ¼" SAND and MUD that is jointly discharged by TWO HIGH-FREQUENCY VIBRATING SCREENS (they work with water) with a double deck—the upper one 1/8" and the lower with 10 mesh.
A Conveyor Belt eliminates the ¼" Fine Sand at + 10 m.
And the slurry – 10 m is discharged equally to the TWO CENTRIFUGES that concentrate the Gold.

[*Stamp:* ENGINEER ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]